UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

VOXX INTERNATIONAL CORPORATION

Delaware                             0-28839
(State or other jurisdiction of incorporation)     (Commission File Number)

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York    11788
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02     Results of Operations and Financial Condition

On October 10, 2012, VOXX International Corporation (the "Company") issued a press release announcing its earnings for the three and six months ended August 31, 2012. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01        Other Events.

On October 11, 2012, the Company held a conference call to discuss its financial results for the three and six months ended August 31, 2012. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No. Description

99.1     Press Release, dated October 10, 2012, relating to
    VOXX International Corporation's earnings release for
    the three and six months ended August 31, 2012 (filed herewith).

99.2     Transcript of conference call held on October 11, 2012
    at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: October 12, 2012          By: /s/ Charles M. Stoehr__________________
Charles M. Stoehr
Senior Vice President and Chief Financial Officer